Prospectus Supplement

Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout TrendStar Small Cap Fund
Scout International Fund
Scout International Discovery Fund
Scout Bond Fund
Scout Money Market Fund – Federal Portfolio – Investor Class
Scout Money Market Fund – Prime Portfolio – Investor Class
Scout Tax-Free Money Market Fund – Investor Class
(each a “Fund” and together, the “Funds”)

Supplement dated May 26, 2010 to the Funds’ Prospectus dated October 31, 2009

Thomas W. Laming has become the lead portfolio manager for the Scout Small Cap Fund. In addition, James R. McBride has joined Jason Votruba as co-portfolio manager for the Fund. Effective immediately, the sub-section entitled “Scout Small Cap Fund” in the “Investment Advisor and Portfolio Managers” section on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT SMALL CAP FUND

Thomas W. Laming is the lead portfolio manager of the Scout Small Cap Fund.  Jason Votruba and James R. McBride are co-portfolio managers of the Fund.

Mr. Laming became the lead portfolio manager of the Scout Small Cap Fund in May 2010, and has served as the lead portfolio manager of the Scout TrendStar Small Cap Fund since it was reorganized into the Scout Funds family in 2009 (and of its predecessor, the TrendStar Small Cap Fund since its inception in 2003).  Mr. Laming joined the Advisor in 2009, when the Advisor acquired the advisory business of TrendStar Advisors, LLC.  Mr. Laming served as President and Chief Investment Officer of TrendStar Advisors, LLC, a firm that he founded, from 2003-2009.  Previously, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, having joined that firm in January 1993.  While at Kornitzer, Mr. Laming served as Chief Equity Strategist for the Buffalo Funds and was co-lead manager for all of the equity mutual funds at Buffalo, including the Buffalo Small Cap, Mid Cap, Large Cap, USA Global and Science & Technology funds.  Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach.  While an engineer, Mr. Laming’s work dealt primarily with spacecraft design. Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas.  Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

Jason Votruba is the co-portfolio manager of the Scout Small Cap Fund.  Mr. Votruba joined the Advisor in 2002 following previous employment providing investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000.  Mr. Votruba has been serving as a portfolio manager of the Scout Small Cap Fund since his tenure with the Advisor began.  Mr. Votruba earned his Bachelor of Science in Business Administration from Kansas State University. He is a CFA® charterholder and a member of the Kansas City CFA Society.

James R. McBride is the co-portfolio manager of the Scout Small Cap Fund. Mr. McBride joined the Advisor in 2009. Prior to joining the Advisor, Mr. McBride co-founded and served as Vice-President/Portfolio Manager of TrendStar Advisors, LLC from 2003-2009. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to co-found TrendStar Advisors, LLC in August, 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett-Packard and subsidiary companies of Hewlett-Packard from 1989 through 2000. Mr. McBride earned a Bachelor of Science, with honors, in Mechanical Engineering from Wichita State University in 1983 and an MBA in Finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.

The Scout Funds policy regarding exceptions from the assessment of redemption fees has been amended.  Effective immediately, the sub-section entitled “Redemption Fee” on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

REDEMPTION FEE

Shares of the Scout Mid Cap, Scout Small Cap, Scout TrendStar Small Cap, Scout International and Scout International Discovery Funds that are redeemed (sold) or exchanged within 60 days of purchase will be assessed a redemption fee of 2.00%.  The redemption fee is deducted from the proceeds of the redemption or exchange and is paid directly to the affected Fund.  If you bought shares in the Funds referenced above on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies (“first-in, first-out”).  This redemption fee is imposed to discourage short-term trading and is paid to a Fund to help offset any transaction costs associated with short-term shareholder trading.

Generally, the redemption fee will apply to redemptions and exchanges of shares purchased directly from a Fund or indirectly through a financial intermediary such as a broker-dealer.  For shares that are held through a financial intermediary, or in an omnibus or other group account, the Funds rely on the financial intermediary to assess the redemption fee on underlying shareholder accounts.  Certain intermediaries may use criteria and methods for tracking, applying and/or calculating the redemption fee that may differ in some respects from that of the Funds.

The redemption fee will generally not apply in the following circumstances:

•	redemptions or exchanges of shares acquired through the reinvestment of dividends or distributions

•	redemptions or exchanges of shares in connection with a systematic withdrawal plan (including an automatic exchange plan)

•	redemptions or exchanges of shares due to a shareholder’s death, disability or proven hardship

•
redemptions or exchanges of shares in connection with asset allocation, wrap-fee and other investment programs, where investment decisions are made on a discretionary basis by investment professionals, where transactions occur as a result of regularly conducted activities such as changes to asset allocation models or periodic rebalancing to match the models, where the program limits or prohibits participant-directed trading, or where the redemption is made as a result of a shareholder’s full withdrawal from the program

•
redemptions or exchanges of shares in connection with systematic transactions that have pre-defined trade dates for purchases, exchanges or redemptions such as automatic account rebalancing programs offered by financial institutions

•	redemptions or exchanges of shares held by mutual funds operating as funds-of-funds

•	redemptions or exchanges of shares effected by other mutual funds that are sponsored by the Advisor or its affiliates

•	redemptions or exchanges of shares initiated by a Fund such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees

•	redemptions or exchanges of shares from accounts for which UMB serves as custodian, trustee or in any other fiduciary capacity

•	redemptions or exchanges of shares from employer-sponsored retirement plans such as 401(k) plans

•	redemptions or exchanges of shares to satisfy required distributions from a retirement account or to return to a shareholder any excess contributions to a retirement account

•	redemptions or exchanges of shares from accounts maintained by certain financial intermediaries that do not have the systematic capability to apply the redemption fee to those accounts

Scout Funds or the Board, in their discretion, may waive the redemption fee in other circumstances if it is determined that it is in the best interest of the Funds.  Certain intermediaries may not apply the exemptions to the redemption fee listed above or may be exempt from the redemption fee transactions not listed above.

The Scout Funds policy regarding disclosure of portfolio holdings by the non-money market Funds has been amended.  Effective immediately, the sub-heading entitled “Disclosure of Portfolio Holdings” under the Section “Shareholder Communications” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings. Each Fund (other than the Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds’ web site (www.scoutfunds.com) approximately thirty days after each month end. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds’ web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds’ shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds. A further description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.